SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2002

TCF Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10253	41-1591444
(Commission File Number)	(IRS Employer Notification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant's Telephone Number)

Item 9.    Regulation FD Disclosure

                Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by executive officers of TCF Financial Corporation (the "Company").  This information includes selected financial and operational information through the fourth quarter of 2001 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP).  Most, but not all, of the selected financial information furnished herein is derived from the Company's consolidated financial statements and related footnotes prepared in accordance with GAAP and management's discussion and analysis included in the Company's reports on Forms 10-K and 10-Q.  The Company's annual financial statements are subject to independent audit.  Certain financial information has not been prepared in accordance with GAAP.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

                The presentation is also available on the Company's website at www.tcfexpress.com.  TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

The Leader In

Convenience Banking

1.)           Corporate Profile

At December 31, 2001

•         $11.4 billion financial holding company headquartered in Minnesota;  37th largest1 public bank in the U.S. based on market cap

•         375 bank branches, including 234 full-service supermarket branches (4th largest in U.S.)

•         1,341 TCF EXPRESS TELLERSM ATMs, 918 off-site

•         1.25 million checking accounts

•         1.2 million TCF Express Cards (12th largest U.S. Visa debit card issuer ranked by sales volume)2

1   Source: Thompson Financial

2   Source: Visa, at September 30, 2001

2.)           Corporate Profile

At December 31, 2001

  Bank branches located in six states

Supermarket	234	Colorado	13
Traditional	141	Illinois	179
Total	375	Michigan	57
		Minnesota	88
		Wisconsin	33
		Indiana	5

3.)           Corporate Philosophy

  TCF competes by offering convenient services (open 7 days a week, 360+ days/year, traditional and supermarket branches, TCF EXPRESS TELLER ATMs, TCF Express Cards, phone banking, Internet banking, etc.)
  TCF banks everybody, including middle- and lower-income customers
  TCF is expanding top-line revenue growth through de novo expansion: starting new businesses (i.e. Small Business Banking in 2001), opening new branches and offering new products and services
  TCF is a secured lender, emphasizing credit quality over asset growth

4.)           Profit Drivers

  De Novo Expansion
  Opened 193 new branches since January 1998 and 27 new branches over the past 12 months.  Plan to continue this level of investment in new branches over the next five years.  These new branches provide a conveyor belt of growing profitability.
  Product Expansion
  New products and services over the past five years: TCF Express Cards, self-service coin counting, non-customer check cashing, insurance products, discount brokerage, debt waiver, online banking, campus banking, leasing, small business banking, etc.  TCF will continue to expand through strategic initiatives, offering additional products and services to its large and growing customer base.

5.)           Profit Drivers

  Power Assets® and Power Liabilities® Growth
  Power Assets® (consumer loans, commercial and commercial real estate loans and leases) and low-cost (checking, savings and money market)  Power Liabilities® are growing at double digit rates, contributing a significantly high percentage of TCF's profits.
  Stock Buy-Back
  Purchased 3.7 million shares in 2001 at an average cost of $40.34 per share.
  These purchases contributed to TCF's diluted EPS growth of +15% in 2001 and +79% over the past five years.

6.)           Power Assets®

7.)           Commercial Lending +15%*

	12/97	12/98	12/99	12/00	12/01
	($ millions)

Commercial Business	$240.2	$289.1	$351.4	$410.4	$422.4
Commercial Real Estate	$859.9	$811.4	$1,073.5	$1,371.9	$1,622.5

Total	$1,100	$1,101	$1,425	$1,782	$2,045

*   Annual growth rate

8.)           Commercial Loans

At December 31, 2001

  Commercial real estate -- $1,622 million

•         27% apartment loans

•         22% office building loans

•         9% hotel loans

  Commercial business -- $422 million
  Yield 6.96%
  Over-30-day delinquency rate .05%
  2001 net charge-offs .01%; 2000 net recoveries .05%
  CRE location mix: 86% Midwest, 14% Other
  Approximately 98% secured

9.)           Consumer Home Equity Lending +13%*

Loan-to-value	12/97	12/98	12/99	12/00	12/01
	($ millions)

80% or less	N/A	$970.2	$949.0	$988.5	$1,189.7
Over 80-90%	N/A	$453.5	$570.6	$648.2	$802.1
Over 90-100%	N/A	$48.5	$398.9	$486.5	$396.3
Over 100%	N/A	$54.0	$56.5	$45.6	$66.6

Total	$1,520	$1,526	$1,975	$2,169	$2,455

*   Annual growth rate

10.)         Consumer Home Equity Loans

At December 31, 2001

  Consumer home equity loans and lines of credit 51% variable rate and 49% fixed rate
  70% are closed-end loans, 30% lines of credit
  Yield 8.45%
  Over-30-day delinquency rate .70%
  2001 net charge-offs .17%; 2000 net charge-offs .16%
  Current average loan-to-value 72%
  Average FICO score 696
  Average debt-to-income 33%

11.)         Leasing and Equipment Finance +12%*

	12/97	12/98	12/99	12/00	12/01
	($ millions)

Winthrop	$369	$399	$418	$357	$307
TCF Leasing	$-	$-	$75	$499	$650

Total	$369	$399	$493	$856	$957

*   Annual growth rate

12.)         Leasing and Equipment Finance

At December 31, 2001

  Winthrop Resources Corporation -- specializing in high-tech equipment: computer, telecommunications and point-of-sale
  TCF Leasing, Inc. -- equipment finance

•         Transportation -- truck, trailer and specialty vehicles

•         Equipment -- specializing in middle-market financing

  Uninstalled backlog of $126.1 million
  Over-30-day delinquency rate 1.84%
  2001 net charge-offs 1.00%; 2000 net charge-offs .33%

13.)         Allowance for Loan & Lease Losses

	12/99	12/00	12/01
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0
% to Loans	.71%	.78%	.91%

14.)         Net Charge-Offs

	1999	2000	2001
	($ millions)

Net Charge-Offs	$26.4	$3.9	$12.5
NCOs	.35%	.05%	.15%
Non-Performing Assets/Loans & Leases, Net	.45%	.54%	.82%

15.)         Credit Quality

At December 31, 2001

  With the change in the loan mix, reserves are up $19.3 million from year-end 1999
  Net charge-offs to average loans and leases .15%
  Non-performing assets to loans and leases, net .82%
  Over-30-day delinquency rate .57%
Commercial	.05%
Consumer	.72%
Residential real estate	.38%
Leasing & equipment finance	1.84%

16.)         Power Liabilities®

17.)         Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01*
Supermarket Branches (234)	63	160	195	213	234
Traditional Branches (141)	158	151	143	139	141

Total	221	311	338	352	375

Supermarket Branch Openings	15	99	34	22	21
Traditional Branch Openings	4	7	1	3	6

*   Anticipate opening approximately 25 to 30 new branches in 2002

18.)         Retail Checking Deposits +15%*

	12/97	12/98	12/99	12/00	12/01
	($ millions)

Supermarket Branches	$138	$272	$354	$475	$591
Traditional Branches	$1,215	$1,340	$1,387	$1,535	$1,715

Total	$1,353	$1,612	$1,741	$2,010	$2,306

Average Rate	.45%	.22%	.21%	.20%	.07%

*   Annual growth rate

19.)         Retail Checking Accounts +10%*

	12/97	12/98	12/99	12/00	12/01
			(000s)

Supermarket Branches	144	260	351	428	511
Traditional Branches	628	653	681	703	738

Total	772	913	1,032	1,131	1,249

Average Rate	.45%	.22%	.21%	.20%	.07%

*   Annual growth rate

20.)         Fee Revenue Per Retail Checking Account +10%*

	1997	1998	1999	2000	2001
	($)

Fee Revenue per Retail Checking Account	$124	$143	$168	$190	$209

*   Annual growth rate

21.)         Supermarket Deposit Growth +13%*

	12/97	12/98	12/99	12/00	12/01
	($ millions)

Deposits	$379	$618	$826	$1,074	$1,213

Average Rate	N/A	2.16%	2.24%	2.73%	1.23%

*   Annual growth rate

22.)         Supermarket Checking Accounts +19%*

	12/97	12/98	12/99	12/00	12/01
	(000s)

Checking Accounts	144	260	351	428	511

*   Annual growth rate

23.)         Supermarket Fee Income Growth +22%*

	1997	1998	1999	2000	2001
			($ millions)

First Quarter	N/A	$8.8	$17.4	$23.3	$29.6
Second Quarter	N/A	$13.2	$21.6	$28.5	$35.1
Third Quarter	N/A	$14.7	$23.1	$30.0	$35.3
Fourth Quarter	N/A	$16.8	$24.6	$30.2	$36.7

Total	$22	$53	$87	$112	$137

*   Annual growth rate

24.)         Supermarket Consumer Loans +31%*

	12/97	12/98	12/99	12/00	12/01
	($ millions)

Consumer Loans	$88	$108	$193	$233	$305

*   Annual growth rate

25.)         Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)

Supermarket Branch	$(178)	$(52)	$47	$111	$161	$204	$239	$264	$290	$311
Traditional Branch	$(361)	$(164)	$(11)	$167	$291	$440	$537	$629	$689	$736

26.)         Retail Model - Average Deposits

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ millions)

Supermarket Branch	$1.1	$3.2	$4.8	$5.9	$6.5	$7.9	$8.4	$8.8	$9.1	$9.3
Traditional Branch	$2.6	$7.3	$11.5	$15.3	$18.1	$21.5	$23.3	$24.8	$26.1	$27.1

27.)         TCF Express Card Revenue +30%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$0.3	$1.9	$3.5	$6.0	$8.0
Second Quarter	$0.7	$2.7	$4.8	$7.1	$9.3
Third Quarter	$1.1	$3.0	$5.3	$7.5	$10.1
Fourth Quarter	$1.6	$3.5	$5.9	$8.1	$10.0

Total	$3.7	$11.1	$19.5	$28.7	$37.4

Cards (000s)	602	774	929	1,057	1,196

*   Annual growth rate

28.)         TCF Express Card

  12th largest U.S. Visa debit card issuer1
  5.5 million average transactions per month in 2001
  30.1% increase in the number of customer purchases2
  13.2% increase in the number of accounts with TCF Express Cards2
  Interchange revenue of $37.4 million in 2001, an increase of 30%2
  TCF Express Phone Card increased activation and usage rate of TCF Express Cards
  67 million phone minutes awarded for TCF Express Card usage in 2001; 38.6 million minutes awarded in 2000

1   Source:  Visa, at September 30, 2001;  ranked by sales volume

2    2001 vs. 2000

29.)         Number of Free Small Business Checking Accounts +16%*

	12/97	12/98	12/99	12/00	12/01
	(000s)

Free Small Business Checking A/Cs	23	39	53	63	74

*   Annual growth rate

30.)         Free Small Business Checking Accounts

At December 31, 2001

  Relationship banking offering multiple product lines to business owners
  Business loans up to $35,000; home equity loans up to $500,000
  Commercial Insurance -- property coverage, liability, workers compensation, health benefits
  Other services -- payroll services, merchant processing, brokerage accounts
  31,700 activated small business Express Cards
  Over $285 million in checking account deposits

31.)         Campus Banking

At December 31, 2001

  Alliances formed with:

•         University of Minnesota

•         St. Cloud State University in MN

•         Northern Illinois University - Dekalb

•         Saginaw Valley State University in MI

•         University of Michigan (new in 2001)

  Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.
  63,400 total checking accounts
  $66.7 million in deposits

32.)         Diluted EPS Growth +15%*

	1997	1998	1999	2000	2001
	($)

First Quarter	$0.40	$0.43	$0.44	$0.51	$0.62
Second Quarter	$0.42	$0.45	$0.49	$0.59	$0.67
Third Quarter	$0.43	$0.42	$0.52	$0.59	$0.69
Fourth Quarter	$0.43	$0.46	$0.55	$0.66	$0.72

Total	$1.69	$1.76	$2.00	$2.35	$2.70

Cash EPS	$1.73	$1.88	$2.10	$2.44	$2.80

*   Annual growth rate

33.)         Net Income +11%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$33.0	$39.9	$37.3	$40.7	$48.2
Second Quarter	$34.9	$40.2	$41.0	$46.7	$52.0
Third Quarter	$37.2	$36.6	$42.8	$46.7	$52.9
Fourth Quarter	$39.9	$39.5	$45.0	$52.2	$54.2

Total	$145	$156	$166	$186	$207

Cash Net Income	$149	$167	$174	$194	$215

*   Annual growth rate

34.)         Net Interest Income +10%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$90.1	$109.2	$104.8	$106.8	$113.8
Second Quarter	$92.6	$107.3	$106.7	$110.2	$119.3
Third Quarter	$99.9	$104.6	$106.6	$110.7	$122.4
Fourth Quarter	$111.0	$104.7	$106.1	$110.8	$125.7

Total	$394	$426	$424	$439	$481

*   Annual growth rate

35.)         Fees and Other Revenues +14%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$39.8	$51.7	$62.4	$71.7	$80.7
Second Quarter	$44.7	$56.9	$67.2	$81.3	$95.7
Third Quarter	$49.0	$64.3	$71.1	$84.1	$95.3
Fourth Quarter	$50.3	$62.7	$73.7	$86.3	$95.6

Total	$184	$236	$274	$323	$367

3.18% of Average Assets

43% of Total Revenues

*   Annual growth rate

36.)         TCF Growth Strategies

Core	Emerging	Strategic
Business	Business	Initiatives

Traditional	Supermarket	New Card
Branches	Banking	Products

Commercial	Supermarket	Discount
Lending	Consumer	Brokerage
Lending

Consumer	TCF Express	Small
Lending	Card	Business
Banking

Mortgage	Leasing &	Debt Waiver
Lending	Equipment
Finance
TCF EXPRESS		Insurance
TELLER ATMs		Products
Internet Banking

Campus Banking

37.)         New Businesses

  Discount Brokerage

•         De novo, launched June 2001

•         Cross selling and account growth opportunities

•         Expanded fee income generation

  Payment Protection Plan

•         Monthly payments

•         Another source of fee revenue

  Insurance Products

•         "Future Generations" life insurance product

•         Putnam CollegeAdvantage Plan

38.)         How We Are Doing

Financial

Highlights

39.)         Financial Highlights

($ millions, except per-share data)

	2001	2000	Change
Net Interest Income	$481.2	$438.5	10%
Fees & Other Revenues	367.3	323.5	14%
Top-Line Revenue	848.5	762.0	11%

Provision	20.9	14.8	41%
Non-Operating Income	4.2	12.8	(67%)
Non-Interest Expenses	502.0	457.2	10%
Net Income	$207.3	$186.2	11%
Diluted EPS	$2.70	$2.35	15%
ROA	1.79%	1.72%	7 bps
RORE	23.18%	21.53%	165 bps

Diluted Cash EPS	$2.80	$2.44	15%
Cash ROA	1.86%	1.79%	7 bps
Cash RORE	24.03%	22.40%	163 bps

40.)         Power Profits

Average Balance ($ millions)

	2001
	Balance	Income*	% Profit
Commercial Lending	$1,900	$16,665	8%
Consumer Lending	2,513	34,806	16%
Leasing and Equipment Finance	919	20,434	9%
Mortgage Banking	210	5,888	3%
Total Power Assets®	$5,542	77,793	36%

Traditional Branches (141)	$5,767	70,685	33%
Supermarket Branches (234)	1,132	13,414	6%
Total Power Liabilities®	$6,899	84,099	39%
Total Power Assets & Liabilities		161,892	75%

Equity		29,737	14%
Total Power Businesses		191,629	89%

Treasury & Other		23,293	11%
Total Cash Net Income		$214,922	100%

*   Profit center cash net income ($ in 000s)

41.)         TCF vs. Top 50 Banks*

                Quarter-ended September 30, 2001

	TCF	Top 50 Banks Average

ROA	1.81%	1.34%

	TCF	Top 50 Banks Average

ROCE	23.68%	16.47%

*   Represents the fifty largest bank holding companies in the U.S. based on asset size at 09/30/01

Source:  Thompson Financial

42.)         TCF vs. Top 50 Banks*

                Quarter-ended September 30, 2001

	TCF	Top 50 Banks Average

Revenue Growth	12%	1%

	TCF	Top 50 Banks Average

Net Charge-Offs	10bps	63bps

*   Represents the fifty largest bank holding companies in the U.S. based on asset size at 09/30/01

Source:  Thompson Financial

43.)         TCF vs. Top 50 Banks*

                September 30, 2001

	TCF	Top 50 Banks Average

QTD Net Interest Margin	4.55%	3.87%

	TCF	Top 50 Banks Average

Price/Last Twelve Months Diluted EPS	17.25x	15.15x

*   Represents the fifty largest bank holding companies in the U.S. based on asset size at 09/30/01

Source:  Thompson Financial

44.)         Return to Shareholders*

	Index Value
Period Ending	12/31/1991	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001
TCF Financial Corporation	$100.00	$152.64	$182.83	$228.36	$375.97	$503.68	$800.96	$583.34	$616.35	$1,137.53	$1,254.09
S&P 500	$100.00	$107.62	$118.47	$120.03	$165.13	$202.89	$270.59	$347.84	$421.04	$382.69	$337.23
SNL All Bank & Thrift Index	$100.00	$137.32	$152.38	$149.01	$231.98	$321.56	$493.61	$523.96	$501.26	$605.54	$614.48

*   Assumes $100 invested December 31, 1991 with dividends reinvested

Source:  SNL Securities LC

45.)         Market Returns*

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	10.3%	29.0%	20.0%	28.8%
S&P 500 Index	(11.9%)	(1.0%)	10.7%	12.9%
Dow Jones Industrial Average	(5.4%)	4.7%	11.0%	14.6%
S&P Bank Composite	(2.4%)	(1.9%)	6.8%	13.9%
S&P MidCap Index	(0.6%)	10.2%	16.1%	15.0%

*   Assumes dividend reinvestment

Source:  Sit Investment Associates

46.)         Cautionary Statement

                This investor presentation contains "forward-looking" statements. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties. The terrorist attacks on September 11, 2001 have had an adverse impact on the United States' economy and the Company's business, most likely by reducing capital and consumer spending. The investor presentation provides data as of the end of the fourth quarter 2001 (December 31, 2001). From time-to-time, information may be added, but the financial information will generally be updated only quarterly, and some information may not be current. Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP). Investors should consult TCF's Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

47.)

NYSE: TCB

The Leader In Convenience Banking

Glossary of Financial Terms

Cash Net Income

                Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

                Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

                Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

                Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

                Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

                Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

                Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for theperiod.

Profit Center Cash Net Income

                Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

                Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

                Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

                Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

                Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Tangible Equity

                Total stockholders' equity less goodwill and deposit based intangibles.

Top-Line Revenue

                Net interest income plus Fees and Other Revenues.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

Dated: January 29, 2002
TCF FINANCIAL CORPORATION

	BY	/s/ NEIL W. BROWN
Neil W. Brown

Its Executive Vice President
Chief Financial Officer and Treasurer